The People's Republic of China

State-owned Land Use Certificate

He yang    State-owned Land Use Certificate  No. 710012

The People's Republic of China

State-owned Land Use Certificate

The local people's governments at or above the county level shall register and put on records for the stated-owned land which are legally used by units under the ownership by the whole people, units under the collective ownership and individuals, and issue certificates to certify the right of use.

——From the Article 9 of Law of Land Administration of the People's Republic of China

The country implement the system of registration and issuing certificates for the Land Use Right and Ownership of Houses.

——From the Article 59 of the Administrative Urban Real Property Laws of the People's Republic of China

The ownership and use right of land shall be protected by law, and no unit or individual is eligible to infringe upon it.

——From the Article 11 of Law of Land Administration of the People's Republic of China

Upon application of land user, according to the regulations of Law of Land Administration of the People's Republic of China and the Administrative Urban Real Property Laws of the People's Republic of China, after examination and approval, you are permitted to register and conferred this certificate.

He yang county   People’s Government (seal)

December, 2001

Land user	Shaanxi Xi Deng Hui Science & Technology Industrial Stock Co., Ltd.
Site	The south beach of Yellow River
Land No.	71	Figure No.
Usage	Space breeding and transgenic technology for plant	Land grade
Type of use right	Assign	Expiration date	February 9, 2051
Area of use right	2653466.0 sq.m.
Shared apportionment area
Institution of filling the certificate	(seal) Bureau of Land Management of He yang county December 3, 2001

Record of events
Date	Content
February 3, 2004	qualified in the annual inspection seal of People’s Government of He yang county Land Certificate

Floor Plan of Land Parcels of Shaanxi Xi Deng Hui Science & Technology Industrial Stock Co., Ltd.

As shown in the above picture:

Xin Hua road embankment （新华路堤）

Wei Nan Hui Huang Company （渭南辉煌公司）

Canal to excrete alkali （排碱渠）

Yellow River （黄河）

Yang Ling Heng Feng Company （杨凌恒丰公司）

Scale（比例尺）: 1:20000

Bureau of Land Management of He yang county